Exhibit 10.36

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND GUARANTY

This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND GUARANTY, dated as of December 19, 2022 (this “Amendment”), is by and among MEIRAGTX HOLDINGS PLC, an exempted company with limited liability incorporated under the laws of the Cayman Islands with registration number 336306 (the “Borrower”), certain Subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the Lenders party hereto, and PERCEPTIVE CREDIT HOLDINGS III, LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Subsidiary Guarantors, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement and Guaranty, dated as of August 2, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement as amended hereby; and

WHEREAS, subject to the terms and conditions set forth herein the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent desire to amend and restate the Credit Agreement as provided herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

SECTION 1.01. Amendments to the Credit Agreement. As of, and subject to the occurrence of, the Restatement Effective Date (as defined below), the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1 hereto (the Credit Agreement, as so amended and restated, the “Amended and Restated Note Purchase Agreement”).

ARTICLE II

ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND

REPRESENTATIONS AND WARRANTIES

SECTION 2.01. Each Obligor confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Obligations of such Obligor under each Note Document to which such Obligor is a party shall not be impaired and each Note Document to which such Obligor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, except that upon the Restatement Effective Date, the terms, conditions, rights and remedies with respect to such Obligations of the Obligors shall be governed by the Amended and Restated Note Purchase Agreement and the Note Documents as in effect on and after the Restatement Effective Date. Each Obligor hereby consents to the modifications made to the Credit Agreement pursuant to this Amendment and the Amended and Restated Note Purchase Agreement and hereby agrees that, upon the occurrence of the Restatement Effective Date, and except as otherwise expressly set forth herein or in the Amended and Restated Note Purchase Agreement, each Note Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified in all respects.

SECTION 2.02. Each Obligor hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Amended and Restated Note Purchase Agreement. Each Obligor hereby ratifies, confirms and reaffirms all terms and conditions of all security and other collateral granted to the Administrative Agent, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

SECTION 2.03. To induce the Administrative Agent and the Lender party hereto to execute and deliver this Amendment, each Obligor party hereto represents and warrants to the Administrative Agent and the Lender party hereto that as of the date hereof, each of the following statements are true and correct:

(a)The representations and warranties made by each Obligor party hereto herein, in the Amended and Restated Note Purchase Agreement and each other Note Document are true and correct in all material respects as if made on and as of such date (or in the case of any representation or warranty qualified by materiality, Material Adverse Effect or similar qualification, true and correct in all respects) unless stated to relate solely to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date.

(b)The execution, delivery and performance of this Amendment by each Obligor party hereto, and the resulting amendment and restatement of the Credit Agreement, have been duly authorized by all necessary corporate or other organizational action on the part of such Obligor, and this Amendment and the Amended and Restated Note Purchase Agreement each constitutes a legal, valid and binding agreement of such Obligor, enforceable against such Obligor in accordance with its respective terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally; (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (iii) solely in respect of the English Guarantor and the Irish Subsidiary Guarantor, the Legal Reservations and the Perfection Requirements.

(c)The execution, delivery and performance of this Amendment by any Obligor party hereto, and the resulting amendment and restatement of the Credit Agreement, does not (i) violate or conflict with any Law, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of such Obligor or any of its Subsidiaries or (iii) violate, or result in a default under, any Material Agreement binding upon such Obligor or any of its Subsidiaries that, in the case of clause (i) and (iii) above, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(d)No authorization or approval or other action by, and no notice or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution, delivery and performance by any Obligor party to this Amendment or the amendment and restatement of the Credit Agreement.

(e)Immediately before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Event of Default.

ARTICLE III

CONDITIONS PRECEDENT

SECTION 3.01. Conditions to Effectiveness of this Amendment. This Amendment shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent (the date satisfaction of such conditions being referred to as the “Restatement Effective Date”):

(a)Counterparts. The Administrative Agent shall have received counterparts of (i) this Amendment, and (ii) the Amended and Restated Note Purchase Agreement, in each case executed by each party thereto.

(b)Notes Certificate. The Administrative Agent shall have received a Notes Certificate in respect of the Tranche 1 Notes duly executed and delivered by the Borrower.

(c)[Reserved]

(d)Representations and Warranties. The statements, representations and warranties contained in Section 2 above shall each be true and correct, both immediately before and after giving effect to this Amendment, and the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, addressed to it and the Lenders and certifying as to the foregoing.

(e)Costs and Expenses, Etc. The Administrative Agent shall have received for its account and the account of each Lender all reasonable and documented fees, costs and expenses due and payable to them pursuant to Section 14.03 of the Amended and Restated Note Purchase Agreement and Section 4.09 (including, in each case, the Administrative Agent’s and each Lender’s reasonable and documented legal fees and out-of-pocket expenses) to the extent invoiced at least two (2) Business Days prior to the Restatement Effective Date.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with the law of the State of New York, without regard to principal of conflicts of law that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Amended and Restated Note Purchase Agreement, respectively, are incorporated herein by reference mutatis mutandis.

SECTION 4.02. Effect of Amendment and Restatement.

(a)On and after the Restatement Effective Date, each reference in any Note Document (other than this Amendment) to (i) the “Credit Agreement” shall mean and be a reference to the Amended and Restated Note Purchase Agreement and (ii) a “Loan Document” shall mean and be a reference to a Note Document as defined in the Amended and Restated Note Purchase Agreement.

(b)This Amendment shall constitute a Note Document for all purposes of the Amended and Restated Note Purchase Agreement. Except as expressly amended hereby, and subject in all events to Section 2.01, the Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and other Note Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment is not and shall not be deemed to be a waiver of any Default or Event of Default or non-compliance with any term or condition contained in the Amended and Restated Note Purchase Agreement and the other Note Documents.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any Note Document or applicable Law, nor constitute a waiver of any provision of the Amended and Restated Note Purchase Agreement except as expressly set forth herein.

SECTION 4.03. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or other Note Documents.

SECTION 4.04. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile transmission or PDF format signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

SECTION 4.05. Binding Nature. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

SECTION 4.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

SECTION 4.07. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

SECTION 4.08. Integration. This Amendment, together with the other Note Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof.

SECTION 4.09. Costs and Expenses. Each Obligor party hereto agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable and documented out-of-pocket costs of and in connection with the negotiation, preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and out-of-pocket fees and expenses of outside counsel for the Administrative Agent and the Lenders.

SECTION 4.10.Waiver and Release.

(a)EFFECTIVE AS OF THE DATE HEREOF, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDER PARTY HERETO TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, ITS OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER NOTE DOCUMENTS, AND IN ACCORDANCE THEREWITH, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER:

(i) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(ii) FOREVER RELEASES, RELIEVES, AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER ARISING AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER

HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE LATER OF THE CLOSING DATE OR THE DATE THAT WAS NINETY (90) DAYS PRIOR TO THE DATE HEREOF THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE NOTE DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(b)IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE BORROWER ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT KNOWS OR BELIEVES TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE BORROWER, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(c)THE BORROWER COVENANTS AND AGREES NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANTS AND AGREES THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(d)THE BORROWER REPRESENTS AND WARRANTS TO THE RELEASED PARTIES THAT IT HAS NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(e)THE BORROWER ACKNOWLEDGES THAT IT HAS HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND PRINCIPLES OF COMMON LAW THAT HAVE SIMILAR EFFECT.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.

BORROWER:

MEIRAGTX HOLDINGS PLC

By	/s/ Rich Giroux
Name: Rich Giroux
Title: CFO and COO

SUBSIDIARY GUARANTORS:

MEIRAGTX UK II LIMITED

By	/s/ Rich Giroux
Name: Rich Giroux
Title: CFO and COO

MEIRAGTX IRELAND DAC

By	/s/ Rich Giroux
Name: Rich Giroux
Title: CFO and COO

PERCEPTIVE CREDIT HOLDINGS III, LP, as
the Administrative Agent and Lender

By:	PERCEPTIVE CREDIT OPPORTUNITIES GP,
LLC, its general partner

By	/s/ Sandeep Dixit
Name: Sandeep Dixit
Title: Chief Credit Officer

By	/s/ Sam Chawla
Name: Sam Chawla
Title: Portfolio Manager